UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF DELAWARE


In re:  NutraMax Products, Inc.              Case No.           00-1838
        ----------------------------------   Reporting Period:  7/02/00-7/29/00
                   Debtor

                         MONTHLY OPERATING REPORT

         File with Court and submit copy to United States Trustee
                    within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------
                                                     DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                   FORM NO.        ATTACHED      ATTACHED
------------------------------------------------------------------------------
Schedule of Cash Receipts and
  Disbursements                      MOR-1              X
     Bank Reconciliation (or
       copies of debtor's bank
       reconciliations)              MOR-1 (con't)      X
     Copies of bank statements                          X
     Cash disbursements journals                        X
Statement of Operations              MOR-2              X
Balance Sheet                        MOR-3              X
Status of Postpetition Taxes         MOR-4              X
     Copies of IRS Form 6123 or
       payment receipt                                  X
     Copies of tax returns filed
       during reporting period                          X
Summary of Unpaid Postpetition
  Debts                              MOR-4              X
     Listing of aged accounts
       payable                                          X
Accounts Receivable Reconciliation
  and Aging                          MOR-5              X
Debtor Questionnaire                 MOR-5              X
------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.



------------------------------------------------------------------------------
Signature of Debtor                                           Date



------------------------------------------------------------------------------
Signature of Joint Debtor                                     Date


/s/ D.E. Larson                                               8/23/00
------------------------------------------------------------------------------
Signature of Authorized Individual*                           Date


    Dawn E. Larson                                  Chief Financial Officer
------------------------------------------------------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual



* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       Form MOR

                      UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF DELAWARE

In re:  NutraMax Products, Inc., Debtor     Case No.  00-1838
                                            Reporting Period: 7/2/2000-7/29/2000

This Monthly Operating Report and all such prior reports have been prepared by Debtor's management from their general ledger and supporting financial systems. Inadvertent errors and omissions may exist. All financial information contained in these reports and prior reports has neither been audited or reviewed by Debtor's Independent Public Accountants. The information may not meet the standards associated with the disclosure of financial information for publicly traded companies or set by the AICPA or FASB. The Debtor in Possession reserves all rights to amend the Monthly Operating Reports as necessary or appropriate.

                      UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF DELAWARE


In re:  NutraMax Products, Inc.              Case No.           00-1838
        ----------------------------------   Reporting Period:  7/02/00-7/29/00
                   Debtor

                SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM 1R-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUMULATIVE
                                           BANK ACCOUNTS                        CURRENT MONTH                 FILING TO DATE
                           OPER.        PAYROLL     TAX        OTHER         ACTUAL        PROJECTED        ACTUAL        PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH  $      -      $   4,444           $       -       $      4,444         -        $   11,570            -

RECEIPTS
CASH SALES                                                                 $        -                    $       -             -
ACCOUNTS RECEIVABLE        8,140,384                                       $  8,140,384    8,171,000     $ 23,611,200    23,397,000
SALE OF ASSETS                                                             $        -                    $       -             -
OTHER (ATTACH LIST)           46,253                            173,404    $    219,657                  $  1,787,358          -
TRANSFERS (FROM
  DIP ACCTS)                     970   1,834,934              5,691,818    $  7,527,722                  $ 16,586,805          -
ADVANCES FROM REVOLVER       847,577                                       $    847,577      631,000     $  1,936,239     2,639,000
TOTAL RECEIPTS             9,035,184   1,834,934              5,865,222      16,735,340    8,802,000     $ 43,921,602    26,036,000

DISBURSEMENTS
PAYROLL & TAXES                4,914   1,831,412                308,674    $  2,145,000    2,310,000     $  5,851,732     6,996,000
                                                                           $        -                    $       -             -
SALES, USE, &
  OTHER TAXES                                                              $        -                    $       -             -
INVENTORY PURCHASES        1,348,797                          3,703,203    $  5,052,000    4,320,000     $ 15,394,301    13,531,000
SECURED/RENTAL/LEASES                                            49,000    $     49,000      172,000     $    151,748       172,000
OPERATING EXPENSES             4,000                          1,775,250    $  1,779,250    1,600,000     $  5,678,081     4,623,000
ADMINISTRATIVE                11,195                            (11,195)   $        -                    $     20,000          -
SELLING                                                                    $        -                    $       -             -
LOAN PAYMENTS                                                              $        -                    $       -           95,000
CAPITAL EXPENDITURES                                              6,000    $      6,000       50,000     $     29,311       269,000
OTHER (ATTACH LIST)          139,526                            (12,430)   $    127,096                  $    127,096          -
OWNER DRAW*                                                                $        -                    $        -            -
TRANSFERS (TO
  DIP ACCTS)               7,526,752                                970    $  7,527,722                  $ 16,586,805          -
                                                                           $        -                    $       -             -
PROFESSIONAL FEES                                                33,000    $     33,000      350,000     $     68,938       350,000
U.S. TRUSTEE
  QUARTERLY FEES                                                 12,750    $     12,750                  $     12,750          -
COURT COSTS                                                                $        -                    $       -             -
TOTAL DISBURSEMENTS        9,035,184   1,831,412       -      5,865,222      16,731,818    8,802,000     $ 43,920,762    26,036,000

NET CASH FLOW                     (0)      3,522       -           -       $      3,522          -                840          -
(RECEIPTS LESS
  DISBURSEMENTS)
CASH - END OF MONTH               (0)      7,966       -           -       $      7,966  $       -             12,410          -
-----------------------------------------------------------------------------------------------------------------------------------

*  COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY
   ESTATE
                                                        ------------
                                                             -
                                                        ------------

THE FOLLOWING SECTION MUST BE COMPLETED
-----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                             16,731,818
  LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                              7,527,722
  PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (ie, from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  9,204,096
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Form MOR-1

OTHER DETAIL
  Receipts:
     Adjustment made to reverse
      prior period neg balance
      reclassed to AP                 (1,563)      -     (1,566,138) (1,567,701)
     Adjustment made to reclass
      negative cash balance to
      AP                              47,816       -      1,739,542   1,787,358

     TOTAL                            46,253       -        173,404     219,657

  Disbursements:
     Variance between G/L &
     manual records                  139,526                (12,430)    127,096
                                 =================================== ===========

Note: For the Operating and the Other/Disbursements Account, the source for the expense categorization is a manual log kept by the Treasurer. All receipts data is from G/L entries as are Transfers to DIP Accounts and Payroll and Taxes.

                                                                     Form MOR-1

In re:  NutraMax Products, Inc.              Case No.           00-1838
        ----------------------------------   Reporting Period:  7/02/00-7/29/00
                   Debtor

                          STATEMENT OF OPERATIONS

                            (INCOME STATEMENT)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

--------------------------------------------------------------------------------
                                                           CUMULATIVE FILING
REVENUES                                   MONTH                TO DATE
--------------------------------------------------------------------------------
Gross Revenues                          $  8,650,245.00    $ 27,751,524.00
Less:  Returns and Allowances           $    286,117.00    $    924,015.00

Net Revenue                             $  8,364,128.00    $ 26,827,509.00
COST OF GOODS SOLD
Beginning Inventory                     $ 16,089,375.00    $ 47,220,619.00
Add:  Purchases                         $  4,438,210.00    $ 13,281,474.00
Add:  Cost of Labor                     $    999,897.00    $  3,134,862.00
Add:  Other Costs (attach schedule)     $  2,093,888.00    $  7,278,985.00
Less: Ending Inventory                  $ 17,009,903.00    $ 48,829,809.00
Cost of Goods Sold                      $  6,611,467.00    $ 22,086,131.00

Gross Profit                            $  1,752,661.00    $  4,741,378.00
CORPORATE GENERAL & ADMINISTRATIVE
  EXPENSES
Advertising/Trade Shows                 $    (66,815.00)   $    202,533.00
Auto and Truck Expense                  $           -      $           -
Bad Debts                               $     83,000.00    $    250,000.00
Contributions                           $           -      $        304.00
Employee Benefits Programs              $     14,406.00    $     88,730.00
Insider Compensation*                   $    134,663.00    $    446,201.00
Insurance                               $     29,209.00    $     49,627.00
Management Fees/Bonuses                 $     42,290.00    $    158,112.00
Office Expense                          $      8,728.00    $     25,854.00
Pension & Profit Sharing Plans          $           -      $           -
Repairs and Maintenance                 $     10,497.00    $     32,625.00
Rent and Lease Expense                  $     48,646.00    $    189,443.00
Salaries/Commissions/Fees               $    310,612.00    $  1,162,760.00
Supplies                                $      8,506.00    $     14,849.00
Taxes - Payroll                         $     24,742.00    $     67,323.00
Taxes - Real Estate                     $           -      $           -
Taxes - Other                           $      4,750.00    $     14,278.00
Travel and Entertainment                $     19,002.00    $     41,569.00
Utilities                               $      6,508.00    $     20,096.00
Other (attach schedule)                 $    686,181.00    $  1,963,966.00

Total Operating Expenses Before
  Depreciation                          $  1,364,925.00    $  4,728,270.00
Depreciation/Depletion/Amortization     $     11,479.00    $     35,663.00

Net Profit (Loss) Before Other
  Income & Expenses                     $    376,257.00    $    (22,555.00)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)          $           -      $      5,092.00
Interest Expense                        $    617,206.00    $  2,006,326.00
Other Expense (attach schedule)         $           -      $           -

Net Profit (Loss) Before
  Reorganization Items                  $   (240,949.00)   $ (2,023,789.00)
REORGANIZATION ITEMS
Professional Fees                       $    204,364.00    $    795,790.00
U.S. Trustee Quarterly Fees             $     12,750.00    $     12,750.00
Interest Earned on Accumulated Cash
  from Chapter 11 (see continuation
  sheet)                                $           -      $           -
Gain (Loss) from Sale of Equipment      $           -      $           -
Other Reorganization Expenses
  (attach schedule)                     $    242,500.00    $    242,500.00

Total Reorganization Expenses           $    459,614.00    $  1,051,040.00
Income Taxes                            $           -      $        603.00

Net Profit (Loss)                       $   (700,563.00)   $ (3,075,432.00)


*  "Insider" is defined in 11 U.S.C. Section 101(31)

                                                                 Form MOR-2

In re   NutraMax Products Inc.               Case No.           00-1838
        ----------------------------------   Reporting Period:  7/02/00-7/29/00
                   Debtor

                STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                           CUMULATIVE FILING
    BREAKDOWN OF "OTHER" CATEGORY          MONTH                TO DATE
--------------------------------------------------------------------------------

OTHER COSTS
    QA/QC & Manufacturing Overhead      $     2,093,888    $      7,278,985

OTHER OPERATIONAL EXPENSES
    Material Handling                   $         2,251    $          3,174
    Outside Labor                       $        16,784    $         87,818
    Dues & Subscriptions                $           790    $          2,089
    Licenses & Fees                     $         5,254    $          6,103
    Miscellaneous                       $           678    $         95,156
    Prof. Services                      $         3,073    $          9,116
    Freight/Out                         $       406,893    $      1,352,951
    Royalties                           $        26,000    $         79,000
    Recruiting Fees                     $        12,068    $         35,363
    Bank Service Fees                   $         7,147    $         10,992
    Other prof. fees                    $       105,718    $        182,679
    Rubbish Removal                     $           290    $            290
    Telephone & Telecommunications      $        99,235    $         99,235
    Total other                         $       686,181    $      1,963,966

OTHER INCOME
    Interest Income                     $          -       $          5,092

OTHER EXPENSES




OTHER REORGANIZATION EXPENSES
    CIT DIP Loan Fee Amortization       $       242,500.00 $        242,500.00



--------------------------------------------------------------------------------

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                             Form MOR-2 (CONT)

In re:  NutraMax Products, Inc.               Case No.         00-1838
        ----------------------------------    Reporting Period 07/02/00-7/29/00
                   Debtor

                               BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
           ASSETS                          MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents     $      82,282.00       $   1,000,229.00
Restricted Cash and Cash
  Equivalents (see continuation
  sheet)                              $     276,331.00       $     792,103.00
Accounts Receivable (Net)             $  13,314.821.00       $  11,016,161.00
Notes Receivable                                             $            -
Inventories                           $  17,009,903.00       $  15,400,713.00
Prepaid Expenses                      $   5,675,010.00       $   1,268,263.00
Professional Retainers                $            -         $            -
Other Current Assets (attach
  schedule)                           $     693,371.00       $     705,643.00
TOTAL CURRENT ASSETS                  $  37,051,718.00       $  30,183,112.00

PROPERTY AND EQUIPMENT
Real Property and Improvements        $  11,477,557.00       $  11,477,757.00
Machinery and Equipment               $  44,833,881.00       $  44,790,150.00
Furniture, Fixtures, and
  Office Equipment                    $   2,877,593.00       $   2,897,200.00
Leasehold Improvements                $   2,922,238.00       $   2,922,238.00
Vehicles                              $     120,610.00       $     120,610.00
Less Accumulated Depreciation         $  37,318,821.00       $  36,705,379.00

TOTAL PROPERTY & EQUIPMENT            $  24,913,058.00       $  25,502,576.00
OTHER ASSETS
Loans to Insiders*                    $            -         $            -
Other Assets (attach schedule)        $      65,709.00       $     (17,227.00)
TOTAL OTHER ASSETS                    $      65,709.00       $     (17,227.00)

TOTAL ASSETS                          $  62,030,485.00       $  55,668,462.00


--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
     LIABILITIES AND OWNER EQUITY          MONTH             PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
  COMPROMISE (POSTPETITION)
Accounts Payable                      $   4,854,628.00       $            -
Taxes Payable (refer to
  Form MOR-4)                         $     150,250.00       $            -
Wages Payable                         $   1,055,907.00       $            -
Notes Payable                         $  34,771,789.00       $            -
Rent/Leases - Building/
  Equipment                           $            -         $            -
Secured Debt/Adequate
  Protection Payments                 $   1,920,578.00
Professional Fees                     $     758,510.00       $     765,232.00
Amounts Due to Insiders*              $            -         $            -
Other Postpetition Liabilities
  (attach schedule)                   $   4,854,865.00       $   1,617,415.00
TOTAL POSTPETITION LIABILITIES        $  48,366,527.00       $   2,382,647.00
LIABILITIES SUBJECT TO
  COMPROMISE (PRE-PETITION)
Secured Debt                          $  43,754,744.00       $  77,623,015.00
Priority Debt                         $   1,371,845.00       $   3,346,223.00
Unsecured Debt                        $  24,132,575.00       $  25,136,522.00
TOTAL PRE-PETITION LIABILITIES        $  69,259,164.00       $ 106,105,760.00
TOTAL LIABILITIES                     $ 117,625,692.00       $ 108,488,407.00
OWNER EQUITY                          $            -         $            -
Capital Stock                         $       7,359.00       $       7,359.00
Additional Paid-In Capital            $   7,015,215.00       $   7,015,215.00
Partners' Capital Account             $            -         $
Owner's Equity Account                $            -         $            -
Retained Earnings - Pre-petition      $ (59,540,146.00)      $ (59,540,146.00)
Retained Earnings - Post-petition     $  (2,775,262.00)      $            -
Adjustments to Owner Equity
  (attach schedule)                   $    (302,373.00)      $    (302,373.00)
Postpetition Contributions
  (Distributions) (Draws)
  (attach schedule)
NET OWNER EQUITY                      $ (55,595,207.00)      $ (52,819,945.00)
TOTAL LIABILITIES AND OWNERS'
  EQUITY                              $  62,030,485.00       $  55,668,462.00
--------------------------------------------------------------------------------

*  "Insider" is defined in 11 U.S.C. Section 101(31)

                                                                     Form MOR-3

In re:  NutraMax Products Inc.                Case No.           00-1838
        ----------------------------------    Reporting Period:  7/02/00-7/29/00
                   Debtor

                     BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
           ASSETS                          MONTH             PETITION DATE
--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
Employee Loans                    $       2,134.00           $       4,980.00
Payroll Exchange                  $     (25,753.00)          $     (26,463.00)
Other Misc. Current Assets        $     716,990.00           $     727,126.00




                                  $     693,371.00           $     705,643.00

OTHER ASSETS
Deposits                          $      65,709.00           $     (17,227.00)





                                  $      65,709.00
--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY               MONTH             PETITION DATE
--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
Accrued freight                   $     317,605.00
Accrued Employee Benefits         $     106,569.00
Accrued misc. expenses            $     403,305.00
Restructuring Reserve             $     814,113.00           $     114,604.00
Unearned Income Reserve           $     881,826.00           $     881,826.00
Deferred Rent Reserve             $     169,644.00           $     156,634.00
Accrued Insurance                 $   1,391,082.00
Accrued Promotional               $     109,980.00
Discontinued Operations Reserve   $     318,452.00           $     340,549.00
Accrued Commissions               $     330,684.00
Accrued Royalties                 $      13,105.00
Relocation Reserve                $      (1,500.00)          $     123,802.00

TOTAL OTHER LIABILITIES           $   4,854,865.00           $   1,617,415.00

ADJUSTMENTS TO OWNER EQUITY
Treasury Stock                    $    (302,373.00)          $    (302,373.00)


                                  $    (302,373.00)          $    (302,373.00)

POSTPETITION CONTRIBUTIONS
  (DISTRIBUTIONS)(DRAWS)


--------------------------------------------------------------------------------

Restricted Cash:  Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                             Form MOR-3 (CONT)

In re:  NutraMax Products Inc.               Case No.           00-1838
        ----------------------------------   Reporting Period:  7/02/00-7/29/00
                   Debtor

                        STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------
                                          AMOUNT
                        BEGINNING TAX    WITHHELD      AMOUNT                    CHECK NO.    ENDING TAX
                          LIABILITY     OR ACCRUED      PAID      DATE PAID        OR EFT      LIABILITY
--------------------------------------------------------------------------------------------------------
FEDERAL
Withholding             $        -      $ 259,002    $ 259,002    see attached               $        -
FICA-Employee           $        -      $  98,100    $  98,100    see attached               $        -
FICA-Employer           $        -      $  98,100    $  98,100    see attached               $        -
Unemployment            $        -      $   1,828    $   1,828    see attached               $        -
Earned Income Credit    $        -      $    (103)     (103.00)                              $        -
Other: Disability tax   $        -      $     441    $     441    see attached               $        -

  Total Federal Taxes   $        -      $ 457,368    $ 457,368    $       -      $      -    $        -

STATE AND LOCAL

Withholding             $        -      $  56,767    $  56,767    see attached               $        -
Sales                   $        -                                                           $        -
Excise                  $        -                                                           $        -
Unemployment            $        -      $   9,515    $   9,515    see attached               $        -
Real Property           $  94,000.00    $  42,000                                            $   136,000
Personal Property       $        -                                                           $        -
Other: franchise tax    $   9,500.00    $   4,750                                            $    14,250

  Total State and
    Local               $ 103,500.00    $ 113,032    $  66,282    $       -      $      -    $   150,250

TOTAL TAXES             $ 103,500.00    $ 540,400    $ 523,650    $       -      $      -    $   150,250
--------------------------------------------------------------------------------------------------------

                   SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

--------------------------------------------------------------------------------------------------------
                                                  NUMBER OF DAYS PAST DUE
                          ==========================================================
                          Current        0-30      31-60      61-90       Over 90            Total
--------------------------------------------------------------------------------------------------------
Accounts Payable        $   4,854,628                                                        $ 4,854,628
Wages Payable           $   1,055,907                                                        $ 1,055,907
Taxes Payable           $     150,250                                                        $   150,250
Rent/Leases-Building    $        -                                                           $        -
Rent/Leases-
  Equipment             $        -                                                           $        -
Secured Debt/Adequate
  Protection Payments   $  1,920,578                                                         $ 1,920,578
Professional Fees       $    758,510                                                         $   758,510
Amounts Due to
  Insiders*             $        -                                                           $        -
Other: See MOR-3 (CONT) $  4,854,865                                                         $ 4,854,865
Other: Notes Payable    $ 34,771,789                                                         $34,771,789

TOTAL POSTPETITION
  DEBTS                 $ 48,366,527    $     -    $     -     $     -     $     -           $48,366,527
--------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*  "Insider" is defined in 11 U.S.C. Section 101(31)

                                                                                             Form MOR-4

In re:  NutraMax Products Inc.                 Case No.         00-1838
        ----------------------------------     Reporting Perio  7/02/00-7/29/00
                   Debtor


                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
                Accounts Receivable Reconciliation                  Amount
-------------------------------------------------------------------------------
Total Accounts Receivable at the
  beginning of the reporting period                              $15,299,604
+ Amounts billed during the period                               $ 8,157,790
- Amounts collected during the period                            $ 8,140,384
Total Accounts Receivable at the end of
  the reporting period                                           $15,317,010

Accounts Receivable Aging

0-30 days old                                                    $13,799,424
31-60 days old                                                   $ 1,135,085
61-90 days old                                                   $   160,875
91+ days old                                                     $   221,626
Total Accounts Receivable                                        $15,317,010
Amount considered uncollectible (Bad Debt)                       $ 2,002,189

Accounts Receivable (Net)                                        $13,314,821
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                            DEBTOR QUESTIONNAIRE

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                                                                  Yes      No
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1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If
     yes, provide an explanation below.                                    X

2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period? If yes, provide an explanation below.                         X

3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                             X

4.   Are workers' compensation, general liability, and other
     necessary insurance coverages in effect? If no, provide
     an explanation below.                                         X
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                                                                     Form MOR-5